UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 7, 2023
_______________________
Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
                N/A
(Former name or former address, if changed since last report)
_________________________
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 8, 2023, Sysco Corporation (“Sysco” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that Ms. Judith S. Sansone, Sysco’s Executive Vice President and Chief Commercial Officer, intended to retire from Sysco, effective October 2, 2023.

On October 5, 2023, the Company entered into a letter agreement with Ms. Sansone (the “Letter Agreement”), pursuant to which Ms. Sansone will remain employed on a part time basis as a non-executive employee of the Company in an advisory capacity. In connection with Ms. Sansone’s appointment to this advisory position and pursuant to the Letter Agreement, she will receive an annual base salary of $141,400 and will be eligible to receive:

•continued vesting of Ms. Sansone’s outstanding stock options, restricted stock units (“RSUs”) and performance share units (“PSUs”), in each case in accordance with the terms and conditions of the applicable award agreements;
•in the event Ms. Sansone’s employment is terminated prior to October 1, 2024, for any reason other than “cause” (as determined by Sysco in its sole discretion), a one-time cash payment equivalent to (A) the fair market value of any unvested RSUs as of her date of termination, plus (B) the value of the unvested PSUs granted in fiscal year 2022, based on the actual achievement with regard to the applicable performance metrics as of the date of termination;
•continuation of Company-subsidized health care coverage; and
•continued participation in the Sysco Corporation Employee’s 401(k) Plan.

The disclosure contained in Item 5.02 of the Original Form 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Current Report on Form 8-K/A.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: October 10, 2023	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary